EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Halozyme Therapeutics, Inc. (the “Registrant”) on Form 10-K for the Year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan E. Lim, M.D., Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 13, 2009	/s/ Jonathan E. Lim, M.D.
Jonathan E. Lim, M.D.
Chief Executive Officer

In connection with the Annual Report of Halozyme Therapeutics, Inc. (the “Registrant”) on Form 10-K for the Year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Ramsay, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 13, 2009	/s/ David A. Ramsay
David A. Ramsay
Chief Financial Officer